UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

April 26, 2010

Date of Report (Date of earliest event reported)

LENNAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Northwest 107th Avenue, Miami, Florida 33172

(Address of principal executive offices) (Zip Code)

(305) 559-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 26, 2010, Lennar Corporation (the “Company”) issued a press release in which the Company announced that it was commencing a tender offer for a total of $200 million aggregate principal amount of its 5.125% senior notes due 2010, its 5.95% senior notes dues 2011 and its 5.95% senior notes due 2013. A copy of the press release is furnished as Exhibit 99.1 to this Report. The tender offer commenced on April 27, 2010.

Item 8.01. Other Events.

On April 26, 2010, the Company issued a press release in which it announced that it proposed to offer in separate private offerings under SEC Rule 144A, $250 million principal amount of Senior Notes due 2018 and $250 million principal amount of Convertible Senior Notes due 2020. The press release announced that the Senior Notes due 2018 might also be offered to non-U.S. persons under SEC Regulation S. A copy of the press release is filed as Exhibit 99.2 to this Report

On April 27, 2010, the Company issued a press release announcing that it had agreed to sell $250 million principal amount of 6.95% Senior Notes due 2018 and $250 million principal amount of 2.00% Convertible Senior Notes due 2020 to initial purchasers, who resold the Notes to qualified institutional buyers in transactions that are exempt from the registration requirements of the Securities Act of 1933, as amended, under Rule 144A or, as to the 6.95% Senior Notes due 2018, to non-U.S. persons in accordance with Regulation S. A copy of the press release is filed as Exhibit 99.3 to this Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 is furnished and Exhibits 99.2 and 99.3 are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description of Document

99.1	Press release issued by Lennar Corporation on April 26, 2010 regarding tender offer for senior notes.
99.2	Press release issued by Lennar Corporation on April 26, 2010 regarding proposal to offer Senior Notes due 2018 and Convertible Senior Notes due 2020.
99.3	Press release issued by Lennar Corporation on April 27, 2010 regarding agreement to sell $250 million principal amount of 6.95% Senior Notes due 2018 and $250 million principal amount of 2.00% Convertible Senior Notes due 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2010	Lennar Corporation

	By:	/s/ Bruce E. Gross
	Name:	Bruce E. Gross
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Document

99.1	Press release issued by Lennar Corporation on April 26, 2010 regarding tender offer for senior notes.
99.2	Press release issued by Lennar Corporation on April 26, 2010 regarding proposal to offer Senior Notes due 2018 and Convertible Senior Notes due 2020.
99.3	Press release issued by Lennar Corporation on April 27, 2010 regarding agreement to sell $250 million principal amount of 6.95% Senior Notes due 2018 and $250 million principal amount of 2.00% Convertible Senior Notes due 2020.